                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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    Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Audiovox Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             Strayer Education, Inc.
--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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                                       1

                               [GRAPHIC OMITTED]

                         AUDIOVOX(Registered Trademark)
                                  CORPORATION


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 9, 2002



To our Shareholders:


     The 2002 annual meeting of shareholders of Audiovox Corporation will be held on May 9, 2002, at the Sheraton Smithtown, the Seminar Room, 110 Vanderbilt Motor Parkway, Smithtown, NY 11788 at 10 a.m. At the meeting, you will be asked to vote on the following matters:


      1. The election to our Board of nine Directors;


      2. Any other matters that may properly come before the meeting.


     If you were a shareholder of record at the close of business on March 22, 2002 you are entitled to vote at the meeting or at any adjournment of the meeting. This notice and proxy statement are first being mailed to shareholders on or about April 9, 2002. Please follow the instructions on the enclosed Proxy Card to vote either by mail, telephone or electronically via the Internet.


     A copy of the Annual Report for the year ended November 30, 2001 is also enclosed.



                                          By order of the Board of Directors,




                                          CHRIS LIS JOHNSON,
                                          Secretary


Dated: Hauppauge, New York
      March 26, 2002

                             AUDIOVOX CORPORATION
                             150 MARCUS BOULEVARD
                           HAUPPAUGE, NEW YORK 11788



                        ANNUAL MEETING OF SHAREHOLDERS
                             THURSDAY, MAY 9, 2002
                                PROXY STATEMENT


     The annual meeting of shareholders will be held on Thursday, May 9, 2002 at the Sheraton Smithtown, the Seminar Room, 110 Vanderbilt Motor Parkway, Smithtown, NY 11788 at 10:00 a.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournments of the meeting.


                                  THE MEETING


     At the meeting, you will be voting on the election of nine directors.


     Our management will also report on our performance during fiscal 2001 and will be available to answer your questions.


     You may vote if you owned stock as of the close of business on March 22, 2002. On March 22, 2002 there were 20,621,338 shares of Class A common stock and 2,260,954 shares of Class B common stock issued and outstanding. Each share of Class A common stock is entitled to one vote and each share of Class B common stock is entitled to ten votes.


     You can vote: by attending the meeting; by completing, signing and mailing the enclosed proxy; by telephone or electronically via the Internet. The deadline for voting by telephone or electronically is 11:59 p.m. on May 8, 2002. You may change your vote at any time before the meeting by voting another proxy with a later date and returning it to us prior to the meeting or by attending and voting at the meeting. Any proxy that is signed and returned to us without voting instructions will be voted for the election of the nominated directors.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS


NOMINEES FOR ELECTION OF DIRECTORS

     Each of the nominees for director named below, has continuously served as a director since the year indicated. The directors will hold office until the next annual meeting of Shareholders and until their successors are elected and qualified. The Class A Directors are elected by the Class A Shareholders voting separately as a class. The joint directors are elected by the Class A and Class B Shareholders voting together, with the Class B Shareholders entitled to 10 votes per share and the Class A Shareholders entitled to one vote per share.

     If any nominee becomes unable or unwilling to accept nomination or election, the proxies will be voted for another person designated by the Board of Directors. The management has no reason to believe that any of said nominees will be unable or unwilling to serve if elected to office.

     The following persons have been nominated and are proposed to be elected:




                                                                        DIRECTOR
NAME AND PRINCIPAL OCCUPATION                                   AGE      SINCE
------------------------------------------------------------   -----   ---------
CLASS A DIRECTORS
Paul C. Kreuch, Jr.*
 Managing Director, WJM Associates, Inc. ...................   63      1997
Dennis F. McManus*
 V.P.-New Product Marketing, LSSI Corporation ..............   51      1998
Irving Halevy **
 Retired Professor and Arbitrator ..........................   85      2001
JOINT DIRECTORS
John J. Shalam
 President and Chief Executive Officer .....................   68      1960
Philip Christopher
 Executive Vice President ..................................   53      1973
Charles M. Stoehr
 Senior Vice President and Chief Financial Officer .........   55      1987
Patrick M. Lavelle
 Senior Vice President .....................................   50      1993
Ann M. Boutcher
 Vice President ............................................   51      1995
Richard Maddia
 Vice President ............................................   43      1996

----------
*     Member of the Audit and Compensation Committees

**    Member of the Audit Committee

     Paul C. Kreuch, Jr. was elected to the Board of Directors in February 1997. Mr. Kreuch has been a Managing Director of WJM Associates, Inc. since December 2001. He was a principal of Riotto-Jazylo & Company, Inc. from April 2000 to December 2001. From October 1998 through March 2000, he was a Principal of Secura Burnett Co., LLC. From December 1997 through September 1998, he was the President and Chief Executive Officer of Lafayette American Bank.

     Dennis F. McManus was elected to the Board of Directors in March 1998. Mr. McManus has been a Vice President, New Product Marketing for LSSI Corporation since May 1, 2001 with responsibility for the wireless telecom industry. Mr. McManus was self-employed as a telecommunications consultant from January 1, 1998 through April, 2001. Before that, he was employed by NYNEX Corp. for over 27 years, most recently as a Senior Vice President and Managing Director. Mr. McManus held this position from 1991 through December 31, 1997.

     Irving Halevy was elected to the Board of Directors in June 2001. Mr. Halevy had previously served as a director of Audiovox from 1987 through May 7, 1998. He is a retired professor of Industrial Relations and Management at Fairleigh Dickinson University where he taught from 1952 to 1986. He has also served as a panel member of the Federal Mediation and Conciliation Service.


     John J. Shalam has served as President, Chief Executive Officer and Director of Audiovox or its predecessor since 1960. Mr. Shalam also serves as President and a Director of most of Audiovox's operating subsidiaries. Mr. Shalam is on the Board of Directors of the Electronics Industry Association and is on the Executive Committee of the Consumer Electronics Association.


     Philip Christopher, our Executive Vice President, has been with Audiovox since 1970 and has held his current position since 1983. Before 1983 he served as Senior Vice President of Audiovox. Mr. Christopher is also Chief Executive Officer and President of Audiovox's wireless subsidiary, Audiovox Communications Corp. From 1973 through 1987, he was a Director of our predecessor, Audiovox Corp. Mr. Christopher serves on the Executive Committee of the Cellular Telephone Industry Association.


     Charles M. Stoehr has been our Chief Financial Officer since 1979 and was elected Senior Vice President in 1990. Mr. Stoehr has been a Director of Audiovox since 1987. From 1979 through 1990 he was a Vice President of Audiovox.


     Patrick M. Lavelle has been a Vice President of Audiovox since 1980 and Senior Vice President since 1991. Mr. Lavelle is Chief Executive Officer and President of Audiovox's electronics subsidiary, Audiovox Electronics Corporation. Mr. Lavelle was elected to the Board of Directors in 1993. Mr. Lavelle also serves as a member of the Board of Directors of the Consumer Electronics Association and is Vice Chair of its Mobile Electronics Division.


     Ann M. Boutcher has been the Company's Vice President of Marketing since 1984. Ms. Boutcher's responsibilities include the development and implementation of the Company's advertising, sales promotion and public relations programs. Ms. Boutcher was elected to the Board of Directors in 1995.



     Richard A. Maddia has been our Vice President of Information Systems since 1992. Prior thereto, Mr. Maddia was Assistant Vice President, MIS. Mr. Maddia's responsibilities include development and maintenance of information systems. Mr. Maddia was elected to the Board of Directors in 1996.


     MANAGEMENT RECOMMENDS VOTING "FOR" THE ELECTION OF KREUCH, MCMANUS, HALEVY, SHALAM, CHRISTOPHER, STOEHR, LAVELLE, BOUTCHER AND MADDIA, AS DIRECTORS. UNLESS OTHERWISE DIRECTED BY A SHAREHOLDER, PROXIES WILL BE VOTED "FOR" THE ELECTION OF SUCH NOMINEES.

                         SECURITIES BENEFICIALLY OWNED


     The following information is submitted with respect to each director and nominee for director, each executive officer named in the Summary Compensation Table, all directors and executive officers as a group and by all persons, based solely on filings with the Securities and Exchange Commission, beneficially owning more than five percent (5%) of our Class A common stock as of March 5, 2002:




                                                                SOLE VOTING OR      PERCENT OF
                                                                  INVESTMENT        OUTSTANDING
NAME AND ADDRESS(1)                                                POWER(2)           SHARES
-----------------------------------------------------------   ------------------   ------------
John J. Shalam ............................................        4,593,343(3)         21.7%
Philip Christopher ........................................          983,474             4.6%
Patrick M. Lavelle ........................................          183,078               *
Charles M. Stoehr .........................................          144,549               *
Richard Maddia ............................................           37,040               *
Ann M. Boutcher ...........................................           16,323               *
Paul C. Kreuch, Jr. .......................................           13,000               *
Dennis F. McManus .........................................           11,000               *
Irving Halevy .............................................                                *
All directors and officers as a group (8 persons) .........        5,981,807            26.8%

NAME AND ADDRESS OF OTHER 5% HOLDERS OF COMMON STOCK
------------------------------------------------------------
Dimensional Fund Advisers Inc.(4) .........................        1,202,555             5.9%
 1299 Ocean Ave, 11th Floor
 Santa Monica, CA 90401

----------
*     Represents less than 1%

(1) The address of each person, unless otherwise noted, is c/o Audiovox Corporation, 150 Marcus Boulevard, Hauppauge, New York 11788. In presenting shares beneficially owned and in calculating each holder's percentage ownership, only options exercisable by that person within 60 days of February 1, 2002 and no options exercisable by any other person are deemed to be outstanding.

(2) The number of shares stated as "beneficially owned" includes stock options exercisable within 60 days as follows: Mr. Shalam -- 525,000, Mr. Christopher -- 779,000, Mr. Lavelle -- 165,700, Mr. Stoehr -- 132,500,
      Mr. Maddia -- 32,000, Ms. Boutcher -- 11,000, Mr. Kreuch -- 11,000 and Mr. McManus --11,000.

(3) Includes 2,144,152 shares of Class B common stock held by Mr. Shalam that he may convert into Class A common stock at any time. Excludes 116,802 shares of Class B common stock and 2,002 shares of Class A common stock that are held in irrevocable trusts for the benefit of Mr. Shalam's three sons.

(4) Information reported is derived from a Schedule 13G dated January 30, 2002 of Dimensional Fund Advisors Inc. and filed with the Securities and Exchange Commission.


     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market (the "Nasdaq"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. Based solely upon our review of the copies of the forms it has received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


TRANSACTIONS WITH MANAGEMENT

     We lease some of our equipment, office, warehouse and distribution facilities from entities in which our executive officers own controlling interests. The following table identifies leases that result in payments in excess of $60,000 to any of the related entities.




     EQUIPMENT/PROPERTY                                                            RENT PAID DURING
          LOCATION             EXPIRATION DATE           OWNER OF PROPERTY         FISCAL YEAR 2001
---------------------------- ------------------- -------------------------------- -----------------
150 Marcus Blvd ............ November 30, 2008   150 Marcus Blvd. Realty LLC(1)       $530,000
 Hauppauge, NY
16808 Marquardt Avenue ..... June 30, 2008       Marquardt Associates(2)               208,399
 Cerritos, CA
555 Wireless Blvd .......... December 1, 2026    Wireless Blvd. Realty LLC(3)          544,166
 Hauppauge, NY
555 Wireless Blvd .......... March 31, 2003      Wireless Blvd. Realty LLC(3)          410,640
 Hauppauge, NY

----------
(1) Property owned by 150 Marcus Blvd. Realty, LLC, a New York limited liability company, of which John J. Shalam owns 1% and Mr. Shalam's three sons own the remaining 99%.

(2) Property owned by Marquardt Associates, a California partnership, owned 60% by John J. Shalam and 40% by Ardama Capital LLC, a New York limited liability company owned by Mr. Shalam's three sons.

(3) Property owned or leased by Wireless Blvd. Realty, LLC, a New York limited liability company, owned 98% by the Shalam Long Term Trust, 1% by John J. Shalam and 1% by Mr. Shalam's three sons. The Shalam Long Term Trust is a grantor trust of which Mr. Shalam is the Grantor and his three sons are the beneficiaries.

     We believe that the terms of each of the leases are no less favorable to us than those that could have been obtained from unaffiliated third parties. To the extent that conflicts of interest arise between us and such persons in the future, such conflicts will be resolved by a committee of disinterested directors.


INDEBTEDNESS OF MANAGEMENT

     Since December 1, 2001, Philip Christopher, Director and Executive Vice President of Audiovox, was indebted to Audiovox for $650,954. Such indebtedness is evidenced by an unsecured note which bears interest at the LIBOR rate, to be adjusted quarterly, plus 1.25% per annum. As of February 28, 2002 the amount outstanding was $655,790. In addition, as of February 28, 2002, Mr. Christopher was also indebted to Audiovox for $133,699 pursuant to an unsecured note which bears interest at the LIBOR rate plus 0.5% per annum.


THE BOARD OF DIRECTORS AND COMMITTEES


BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee but does not have a standing nominating committee. The Board of Directors held four meetings and acted by Consent four times during the fiscal year ended November 30, 2001. All incumbent directors attended 75% or more of the aggregate number of Board and related committee meetings during the year. Directors who are not our employees receive an annual fee of $15,000 and a fee of $500 for each meeting attended.


EXECUTIVE COMMITTEE

     The Executive Committee which held no meetings during fiscal 2001, consisted of five members, namely, John J. Shalam, Philip Christopher, Charles
M. Stoehr, Paul C. Kreuch, Jr. and Dennis F.

McManus. The primary function of the Executive Committee is to act upon matters when the Board is not in session. The Committee has full power and authority of the Board in the management and conduct of the business and affairs of the Company.


AUDIT COMMITTEE


     The Audit Committee, which held five meetings in fiscal 2001, consists of three members, namely, Paul C. Kreuch, Jr., Dennis F. McManus and Irving Halevy. The Board of Directors has determined that each of the three members is independent and able to read and understand fundamental financial statements in accordance with the rules of the National Association of Securities Dealers ("NASD"). The Board of Directors has also determined that at least one member of the audit committee has past employment experience in finance or accounting. The functions of the Audit Committee are described below under the heading Audit Committee Report.


COMPENSATION COMMITTEE


     The Compensation Committee, which held two meetings in fiscal 2001, consisted of two members, namely, Messrs. Kreuch and McManus. The Compensation Committee recommends to the Board of Directors remuneration arrangements for senior management and the directors, approves and administers other compensation plans, including the profit sharing plan of the Company, in which officers, directors and employees participate.

                             AUDIT COMMITTEE REPORT


     The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.


     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.


     During fiscal 2000, the Audit Committee developed a charter, which was approved by the Board of Directors. The Charter, which reflects standards set forth in new SEC regulations, recognizes five broad areas of Audit Committee responsibility:


    o  review quarterly and annual financial reports;


    o  supervise relationship between Audiovox and independent accountants;


    o  review Audiovox's financial reporting processes;


    o  review and propose improvements to the financial reporting process;
       and,


    o  review ethical and legal compliance matters.


     In connection with these responsibilities, the Audit Committee met with management and the Company's independent auditors, KPMG LLP, to review and discuss all financial statements included in the Company's quarterly and annual reports for the fiscal year ended November 30, 2001 (the "Financial Statements") prior to their issuance and to discuss significant accounting issues. Management has advised us that the Financial Statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the Financial Statements with both management and the independent auditors. Our review included discussions with the independent auditors of matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).


     The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.


     Finally, the Audit Committee continued to monitor the integrity of the Company's financial reporting processes and its internal procedures and controls.


     Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended November 30, 2001, for filing with the Securities and Exchange Commission.


                                            Members of the Audit Committee



                                            Paul C. Kreuch, Jr. (Chairman)
                                            Dennis F. McManus
                                            Irving Halevy

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following Compensation Committee Report on Executive Compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.


RESPONSIBILITIES OF THE COMMITTEE

     The Compensation Committee of the Board of Directors, which consists entirely of outside directors, reviews and approves compensation for Audiovox's executive officers and oversees and administers Audiovox's stock option and restricted stock plans. The Compensation Committee recommends compensation for the Chief Executive Officer subject to the Board of Directors approval of such recommendations. The Chief Executive Officer submits recommended compensation levels for other executive officers of Audiovox to the Compensation Committee for its review and approval. All such recommendations are subject to approval or disapproval by the Compensation Committee. The Compensation Committee then submits its recommendations to the full Board of Directors for its consideration. The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal 2001.


WHAT IS AUDIOVOX'S PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

     Audiovox's executive compensation policies and programs are designed to attract and retain talented executives and motivate them to achieve business objectives that will enhance stockholder value Audiovox's compensation program for executives consists of three key elements:

     o  a base salary,

     o  a performance-based annual bonus, and

     o  periodic grants of stock options.

     This approach to executive compensation enables Audiovox to attract and retain executives of outstanding ability while ensuring that our executives' compensation advances the interests of our shareholders. Consequently, a large proportion of their compensation, the annual bonus, is dependent in significant part on Audiovox's performance. Audiovox does not have employment agreements with any of its executive officers.


BASE SALARY

     Salaries for the executive officers are designed to attract and retain qualified and dedicated executive officers. Annually, the Committee reviews salary recommendations made by Audiovox's Chief Executive Officer, and evaluates individual responsibility levels, performance and length of service. Base salaries for Audiovox's executive officers are fixed at levels commensurate with the competitive amounts paid to senior executives with comparable qualifications at companies engaged in the same or similar businesses.


ANNUAL BONUS

     Bonus compensation provides Audiovox with a means of rewarding performance based upon attainment of corporate profitability during the fiscal year. For fiscal 2001, the Compensation Committee established bonus compensation formulas for its executives based upon the pre-tax earnings of the Company. The annual bonus paid to Mr. Lavelle is based upon the achievement of fiscal goals within his respective division.


STOCK OPTIONS

     During fiscal 2001, no stock options were granted to the Company's employees, including the Company's executive officers.

HOW IS THE CHIEF EXECUTIVE OFFICER COMPENSATED?


     The Compensation Committee has fixed the base salary of the Chief Executive Officer based on competitive compensation data, the Committee's assessment of Mr. Shalam's past performance and its expectation as to his future contributions in guiding and directing Audiovox and its business. Mr. Shalam's bonus for fiscal 2001 was calculated on Audiovox's pre-income tax profit before extraordinary items, other non-recurring transactions and income taxes of the Company in accordance with Audiovox's Executive Officer Bonus Plan that was approved by the shareholders in 2001.


HOW IS AUDIOVOX ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF
   COMPENSATION?


     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Compensation Committee currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to
Section 162(m) in a manner that satisfies those requirements.


     The Board and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.




                                Members of the Compensation Committee




                                PAUL C. KREUCH, JR.
                                DENNIS F. MCMANUS

EXECUTIVE COMPENSATION

     The following table sets forth a summary for the 2001, 2000 and 1999 fiscal years of all compensation paid to the Chief Executive Officer and the four most highly compensated executive officers whose individual compensation exceeded $100,000.


                          SUMMARY COMPENSATION TABLE




                                       ANNUAL COMPENSATION(2)                 LONG TERM COMPENSATION AWARDS
                                    ---------------------------- --------------------------------------------------------
              NAME AND                                                                   SECURITIES          ALL OTHER
       PRINCIPAL POSITION(1)         YEAR    SALARY     BONUS     RESTRICTED STOCK   UNDERLYING OPTIONS   COMPENSATION(1)
----------------------------------- ------ --------- ----------- ------------------ -------------------- ----------------
John J. Shalam,
 President and CEO ................ 2001   450,000     122,000          --                    --               9,185
                                    2000   450,000   1,347,000          --                    --              16,616
                                    1999   450,000   1,273,000          --                    --              10,191
Philip Christopher,
 Executive Vice President ......... 2001   450,000     117,000          --                    --               8,234
                                    2000   450,000     897,000          --                    --               8,721
                                    1999   450,000     849,000          --                580,000              7,372
Charles M. Stoehr,
 Senior Vice President and
 CFO .............................. 2001   325,000      41,000          --                    --               8,234
                                    2000   325,000     449,000          --                    --              10,902
                                    1999   325,000     425,000          --                100,000              7,738
Patrick M. Lavelle,
 Senior Vice President ............ 2001   200,000     655,636          --                    --               7,998
                                    2000   200,000     781,365          --                    --               8,709
                                    1999   200,000     596,000          --                200,000              7,925
Richard A. Maddia,
 Vice President,
 Information Systems .............. 2001   175,000      65,000          --                    --               7,409
                                    2000   150,500      52,500          --                    --               8,313
                                    1999   115,000      45,490          --                 40,000              6,475

----------
(1) For fiscal 2001, includes: for Mr. Shalam: $6,193 allocated to his profit sharing account, $1,360 in 401(k) Company matching contribution and $1,632 in executive life insurance premiums; for Mr. Christopher: $6,193 allocated to his profit sharing account, $1,521 in 401(k) Company matching contribution and $520 in executive life insurance premiums; for Mr. Stoehr: $6,193 allocated to his profit sharing account, $1,510 in 401(k) Company matching contribution and $593 in executive life insurance premiums; for Mr. Lavelle: $6,193 allocated to his profit sharing account, $1,360 in 401(k) Company matching contribution and $445 in executive life insurance premiums; and for Mr. Maddia: $6,193 allocated to his profit sharing account, $888 in 401(k) Company matching contribution and $328 in executive life insurance premiums.

(2) No other annual compensation was paid to the named individuals and the "Other Annual Compensation" column has been omitted.

                   OPTION GRANTS IN LAST FISCAL YEAR (2001)


     No options were granted in the fiscal year ended November 30, 2001.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES



                                                                    NUMBER OF SECURITIES
                                                                         UNDERLYING                VALUE* OF
                                SHARES ACQUIRED        VALUE             OPTIONS AT         IN-THE-MONEY OPTIONS AT
            NAME                  ON EXERCISE       REALIZED($)      NOVEMBER 30, 2001         NOVEMBER 30, 2001
----------------------------   -----------------   -------------   ---------------------   ------------------------
                                                                        EXERCISABLE/             EXERCISABLE/
                                                                       UNEXERCISABLE             UNEXERCISABLE
                                                                   ---------------------   ------------------------
John J. Shalam .............           --                --              525,000/0                      $232,750/$0
Philip Christopher .........           --                --              779,000/232,000                $ 39,900/$0
Charles M. Stoehr ..........           --                --              132,500/40,000                 $ 47,595/$0
Patrick M. Lavelle .........           --                --              165,700/80,000                 $ 58,995/$0
Richard A. Maddia ..........           --                --               32,000/8,000                  $      0/$0

----------
*     Net of cost to acquire.


                           COMPENSATION OF DIRECTORS


     For their service, members of the Board of Directors who are not our salaried employees receive an annual retainer of $15,000 and $500 for each meeting attended.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


     The Compensation Committee is currently comprised of two independent directors, Paul C. Kreuch, Jr. and Dennis McManus.

                               PERFORMANCE GRAPH


                     COMPARISON OF CUMULATIVE TOTAL RETURN
                  OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

                               [GRAPHIC OMITTED]

----------------------------------------------------------------------------------------------------------------------------------
                           1996               1997              1998              1999               2000             2001
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
AUDIOVOX CORPORATION      100.00            167.86             122.62           566.67             183.33             137.33
----------------------------------------------------------------------------------------------------------------------------------
SIC CODE INDEX            100.00            113.30              86.03            95.25              72.82              73.33
----------------------------------------------------------------------------------------------------------------------------------
NASDAQ MARKET INDEX       100.00            124.21             153.54           251.47             208.84             156.28
----------------------------------------------------------------------------------------------------------------------------------

                     ASSUMES $100 INVESTED ON DEC. 01, 1996
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING NOV. 30, 2001


     The annual changes for the five year period are based on the assumption that $100 had been invested on December 1, 1996, and that all quarterly dividends were reinvested. The total cumulative dollar returns shown on the graph represent the value that such investments would have had on November 30, 2001.


                    RELATIONSHIP WITH INDEPENDENT AUDITORS

     The Board has appointed the firm of KPMG LLP to serve as independent auditors for the fiscal year ending November 30, 2002. KPMG LLP has served as the Company's independent auditors for many years and is considered by management to be well qualified.

     Fees for the last annual financial statement audit, excluding audit related fees, were $700,200, and all other fees were $503,000, including fees for non-audit services of $438,000 and audit-related services of $65,000. Non-audit services consisted of tax consultation and compliance services. Audit-related services consisted of audits of financial statements of employee benefit plans and other consulting services.

     One or more representatives of KPMG LLP will be present at this year's Annual Meeting of Shareholders. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                                 OTHER MATTERS

     Management does not know of any matters to be presented for action at the meeting other than as set forth in Item 1 of the Notice of Annual Meeting. However, if any other matters come before the meeting, it is intended that the holders of the proxies will vote thereon in their direction.

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS


     Proposals of Shareholders intended to be presented at the next Annual Meeting of Shareholders currently scheduled for May 8, 2003, must be received by the Secretary of the Company not later than December 2, 2002 for inclusion in the proxy statement.


     The proposals must comply with all applicable statutes and regulations.


                   REQUEST TO VOTE, SIGN AND RETURN PROXIES


     If you do not intend to be present at the Annual Meeting of Shareholders on May 9, 2002, please vote the enclosed proxy at your earliest convenience.


     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 2001 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE REQUIRED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WILL BE FURNISHED WITHOUT CHARGE, BY FIRST CLASS MAIL, UPON THE WRITTEN OR ORAL REQUEST OF ANY STOCKHOLDER, INCLUDING ANY BENEFICIAL OWNER, ENTITLED TO VOTE AT THE MEETING. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE ATTENTION OF CHRIS LIS JOHNSON, THE COMPANY'S SECRETARY, 150 MARCUS BOULEVARD, HAUPPAUGE, NEW YORK 11788, TELEPHONE: (631) 231-7750.


                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     CHRIS LIS JOHNSON
                                     Secretary
                                     Audiovox Corporation


Hauppauge, New York
March 26, 2002

                                                                                                              Please mark
                                                      PROXY BY MAIL                                           your vote  [X]
                                                                                                              like this

                                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

                                                WITHHELD
1. ELECTION OF DIRECTORS          FOR            FOR ALL                Class A Stockholders:      2. In their discretion, the
To elect Directors as set         [ ]              [ ]                  01 Paul C. Kreuch, Jr.        Proxies are authorized to
forth in the Proxy                                                      02 Dennis F. McManus          vote upon such other business
Statement.                                                              03 Irving Halevy              as may properly come before
                                                                                                      the meeting.

                                                                        Class A and Class B
                                                                        Stockholders:
                                                                        01 John J. Shalam,
                                                                        02 Philip Christopher,
                                                                        03 Charles M. Stoehr,
                                                                        04 Patrick M. Lavelle,
                                                                        05 Ann M. Boutcher,
WITHHELD FOR: (Write that nominee's name in the                         06 Richard A. Maddia
space provided below):

-----------------------------------------------

---------------------------------------------------------------------
IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW
---------------------------------------------------------------------
                                                                                                 ________________________________
------------------------------------------------------------------------------------------------

                                                                                                             COMPANY NUMBER:

                                                                                                               PROXY NUMBER:

                                                                                                              ACCOUNT NUMBER:

                                                                                                 ________________________________
------------------------------------------------------------------------------------------------

Signature _________________________________________ Signature _________________________________________________ Date ____________

NOTE: WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE ADD FULL TITLE. (SIGN EXACTLY AS NAME APPEARS ON
THIS PROXY.)

-----------------------------------------------------------------------------------------------------------------------------------
                              [arrow up] FOLD AND DETACH HERE AND READ THE REVERSE SIDE [arrow up]

                                           ------------------------------------------

                                                  VOTE BY TELEPHONE OR INTERNET

                         [GRAPHIC OMITTED]      QUICK * * * EASY * * * IMMEDIATE     [GRAPHIC OMITTED]

                                           ------------------------------------------

                                                        AUDIOVOX CORPORATION


o You can now vote your shares electronically through the internet or the telephone.

o This eliminates the need to return the proxy card.

o Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.


TO VOTE YOUR PROXY BY INTERNET
------------------------------
WWW.AUDIOVOX.COM

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.


TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.


TO VOTE YOUR PROXY BY PHONE
---------------------------
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.


                                        PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                        --------------------------------------------
                                                       ELECTRONICALLY
                                                       --------------

PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             AUDIOVOX CORPORATION

     The undersigned appoints each of Philip Christopher and Charles M. Stoehr as proxies, with power to act without the other and with power of substitution, hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Audiovox Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 9, 2002 or any adjournment thereof.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


--------------------------------------------------------------------------------
                  [arrow up] FOLD AND DETACH HERE [arrow up]